SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                           ---------------------------

        Date of report (Date of earliest event reported): August 1, 1997




                          ASTORIA FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)




         DELAWARE                   0-22228                    11-3170868
     (State or other            (Commission File             (IRS Employer
     jurisdiction of                Number)               Identification No.)
      incorporation)



          ONE ASTORIA FEDERAL PLAZA, LAKE SUCCESS, NEW YORK 11042-1085 (Address of principal executive offices, including zip code)



       Registrant's telephone number, including area code: (516) 327-3000




                                      NONE
          (Former name or former address, if changed since last report)


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ITEMS 1 THROUGH 4, 6, 8 & 9.        NOT APPLICABLE

ITEM 5.  OTHER EVENTS.

         On August 1, 1997, Astoria Financial Corporation issued a press release announcing that the stockholders of Astoria Financial Corporation approved the acquisition of The Greater New York Savings Bank.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial statements of businesses acquired.

                  Not applicable.

         (b)      Pro forma financial information.

                  Not applicable.

         (c) Exhibits. The following Exhibits are filed as part of this report:


                   EXHIBIT NO.                      DESCRIPTION
                   -----------                      -----------
                       99.1                Press Release issued August 1, 1997

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ASTORIA FINANCIAL CORPORATION


                                   By:  /s/ Alan P. Eggleston
                                      ------------------------------------------
                                       Alan P. Eggleston, Esq.
                                       Senior Vice President and General Counsel


Dated: August 7, 1997


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

                                  EXHIBIT INDEX



          EXHIBIT                               DESCRIPTION
          -------                               -----------
            99.1                       Press Release issued August 1, 1997


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